Exhibit 10.17

AMENDMENT NO. 2, CONSENT AND WAIVER

UNDER

CREDIT AGREEMENT

AMENDMENT NO. 2, CONSENT AND WAIVER (this “Amendment No. 2, Consent and Waiver”), dated as of April 16, 2006, to and under the Credit Agreement (the “Credit Agreement”) dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages thereto as a “Lender” or that from time to time become parties thereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent, as amended. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Company failed to deliver the Section 9.1 Financials for the quarterly accounting period ended January 31, 2006 (the “First Quarter Section 9.1 Financials”) in accordance with Section 9.1(b) and Section 9.1(d) of the Credit Agreement (the “Section 9.1 Financials Default”); and

WHEREAS, the Borrowers requested that the Administrative Agent and the Lenders agree to defer the delivery date of the First Quarter Financials to any date prior to May 1, 2006, and waive the Section 9.1 Financial Default as herein set forth; and

WHEREAS, the Lenders signatory to a consent in the form set forth hereto as Exhibit A (an “Acknowledgment and Consent”) and the Administrative Agents have agreed, subject to the conditions herein provided, to waive the Section 9.1 Financial Default; and

WHEREAS, the Lenders signatory to an Acknowledgment and Consent, the Borrowers and the Administrative Agents have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Waiver and Consent. As of the Effective Date (as defined below), each of the Administrative Agents and each Lender signatory to an Acknowledgment and Consent hereby (a) agrees to defer the delivery date of the First Quarter Section 9.1 Financials to any date prior to May 1, 2006 and (b) waive the Section 9.1 Financial Default, provided that if the Company fails to deliver the First Quarter Section 9.1 Financials on or prior to May 1, 2006, the waiver set forth in this clause (b) shall automatically and without any further action be voided and of no further force and effect.

Section 2. Amendment No. 2 to the Credit Agreement. As of the Effective Date (as defined below), the Credit Agreement is hereby amended by deleting Section 5.5 in its entirety and inserting in lieu thereof the following:

“5.5 Computations of Interest and Fees. (a) Interest on LIBOR Loans, SOR Loans, RM Loans and, except as provided in the next succeeding sentence, ABR Loans shall be calculated on the basis of a 360-day year for the actual days elapsed. Interest on ABR Loans in respect of which the rate of interest is calculated on the basis of the U.S. Prime Rate shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.

(b) Fees and Letters of Credit Outstanding shall be calculated on the basis of a 360- day year for the actual days elapsed.

Section 3. Conditions Precedent to Amendments. This Amendment No. 2, Consent And Waiver shall become effective as of the date (the “Effective Date”) on which each of the following conditions precedent set shall have been satisfied or duly waived:

(a) Certain Documents. The Administrative Agents shall have received each of the following:

(i) this Amendment No. 2, Consent And Waiver, duly executed by each of the Credit Parties and each of the Administrative Agents; and

(ii) Acknowledgment and Consent, duly executed by each of the Requisite Lenders.

(b) Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct in all material respects.

(c) No Default or Event of Default. After giving effect to this Amendment No. 2, Consent And Waiver, no Default or Event of Default, shall have occurred and be continuing.

Section 4. Representations and Warranties. Each Credit Party hereby jointly and severally represents and warrants to the Administrative Agents and each Lender, with respect to all Credit Parties, as follows:

(a) After giving effect to this Amendment No. 2, Consent And Waiver, each of the representations and warranties in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

(b) The execution, delivery and performance by each Credit Party of this Amendment No. 2, Consent And Waiver have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Credit Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Credit Party.

(c) This Amendment No. 2, Consent And Waiver has been duly executed and delivered by each Credit Party, and each of this Amendment No. 2, Consent And Waiver and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

(d) After giving effect to this Amendment No. 2, Consent And Waiver, no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 5. Costs and Expenses. As provided in Section 13.5 of the Credit Agreement, the Company agrees to reimburse the Agents for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance or other representation in connection with this Amendment No. 2, Consent And Waiver.

Section 6. Reference to and Effect on the Credit Documents.

(a) As of the Effective Date, each reference in the Credit Agreement and the other Credit Documents to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Credit Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment No. 2, Consent And Waiver and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment No. 2, Consent And Waiver.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Credit Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment No. 2, Consent And Waiver shall not, except as expressly provided herein, operate as a waiver of any right,

power or remedy of any Agent, any Lender or the Letter of Credit Issuer under the Credit Agreement or any Credit Document, or constitute a waiver or amendment of any other provision of the Credit Agreement or any Credit Document except as and to the extent expressly set forth herein.

(d) Each Credit Party hereby confirms that the guaranties, security interests and liens granted pursuant to the Credit Documents continue to guarantee and secure the Obligations as set forth in the Credit Documents and that such guaranties, security interests and liens remain in full force and effect.

Section 7. Counterparts. This Amendment No. 2, Consent And Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agents of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment No. 2, Consent And Waiver.

Section 8. Governing Law. This Amendment No. 2, Consent And Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 9. Headings. Section headings contained in this Amendment No. 2, Consent And Waiver are included herein for convenience of reference only and shall not constitute a part of this Amendment No. 2, Consent And Waiver for any other purposes.

Section 10. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT NO. 2, CONSENT AND WAIVER OR ANY OTHER CREDIT DOCUMENT.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2, Consent And Waiver to be executed by their respective officers and members thereunto duly authorized, on the date indicated below.

AVAGO TECHNOLOGIES FINANCE PTE. LTD.

By:	/s/ Dick Chang
	Name:	Dick Chang
	Title:	Director

AVAGO TECHNOLOGIES HOLDING PTE. LTD.

By:	/s/ Dick Chang
	Name:	Dick Chang
	Title:	Director

AVAGO TECHNOLOGIES FINANCE S.À.R.L.

By:	/s/ Rex Jackson
	Name:	Rex Jackson
	Title:	Director

AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC.

By:	/s/ Rex Jackson
	Name:	Rex Jackson
	Title:	Director

AVAGO TECHNOLOGIES U.S. INC.

By:	/s/ Rex Jackson
	Name:	Rex Jackson
	Title:	Director

AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.)

/s/ Rex Jackson
	Name:	Rex Jackson
	Title:	Director

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 2, CONSENT AND WAIVER]

CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent, Collateral Agent, and Lender

By:	/s/ C.P. Mahon
	Name:	C.P. Mahon
	Title:	Vice President

CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent

By:
Name:
Title:

CITIBANK N.A., SINGAPORE BRANCH, as Lender and Letter of Credit Issuer

By:	/s/ David J. Wirdnam
	Name:	David J. Wirdnam
	Title:	Vice President

CITIBANK BERHAD, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 2, CONSENT AND WAIVER]

CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent, Collateral Agent, and Lender

By:
Name:
Title:

CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent

By:	/s/ Justin Crane
	Name:	Justin Crane
	Title:	Vice President

CITIBANK N.A., SINGAPORE BRANCH, as Lender and Letter of Credit Issuer

By:
Name:
Title:

CITIBANK BERHAD, as Lender

By:
Name:
Title:

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 2, CONSENT AND WAIVER]

CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent, Collateral Agent, and Lender

By:
Name:
Title:

CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent

By:
Name:
Title:

CITIBANK N.A., SINGAPORE BRANCH, as Lender and Letter of Credit Issuer

By:
Name:
Title:

CITIBANK BERHAD, as Lender

By:	/s/ Jacob Chia
	Name:	Jacob Chia
	Title:	Director Corporate Banking Head Penang

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 2, CONSENT AND WAIVER]

LEHMAN COMMERCIAL PAPER INC., as Lender

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	Authorized Signatory

LEHMAN BROTHERS INC., as Joint Lead Arranger and as Syndication Agent

By:	/s/ Craig Malloy
	Name:	Craig Malloy
	Title:	V.P.

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 2, CONSENT AND WAIVER]

THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent and Lender

By:	/s/ Alan Goodyear
	Name:	Alan Goodyear
	Title:	General Manager & Head of Corporates

[SIGNATURE PAGE TO AVAGO AMENDMENT NO. 2, CONSENT AND WAIVER]

EXHIBIT A

ACKNOWLEDGEMENT AND CONSENT

To:	Citicorp North America, Inc.

Global Loans Support Services

2 Penns Way, Suite 110

New Castle, Delaware 19720

Attention: Lisa Rodrigues

Citicorp International Limited

13/F, Two Harbourfront

22 Tak Funk Street

Hunghom, Kowloon,

Hong Kong

Attention: Loan Agency

Re: Avago Technologies Finance Pte. Ltd. and certain of its Subsidiaries

Reference is made to the Credit Agreement (the “Credit Agreement”) dated as of December 1, 2005, among AVAGO TECHNOLOGIES FINANCE PTE. LTD., a company incorporated under the Singapore Companies Act (the “Company” or the “Singaporean Borrower”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES HOLDING PTE. LTD., a company incorporated under the Singapore Companies Act (“Holdings”), a wholly-owned Subsidiary of AVAGO TECHNOLOGIES LIMITED, a company incorporated under the Singapore Companies Act (“Parent”), AVAGO TECHNOLOGIES FINANCE S.À.R.L., a Grand Duchy of Luxembourg limited liability company (the “Lux Borrower”), AVAGO TECHNOLOGIES (MALAYSIA) SDN. BHD. (f/k/a Jumbo Portfolio Sdn. Bhd.) (Company No. 704181-P), a company incorporated in Malaysia under the Companies Act 1965 (the “Malaysian Borrower”), AVAGO TECHNOLOGIES WIRELESS (U.S.A.) MANUFACTURING INC., a Delaware corporation (“U.S. Wireless”), and AVAGO TECHNOLOGIES U.S. INC., a Delaware corporation (“U.S. Opco” and together with U.S. Wireless, collectively, the “U.S. Borrowers” and each a “U.S. Borrower”, and together with the Singaporean Borrower, the Lux Borrower and the Malaysian Borrower, collectively, the “Borrowers”), the lending institutions listed on the signature pages hereto as a “Lender” or that from time to time become parties hereto by execution of an Assignment and Acceptance (each a “Lender” and, collectively, the “Lenders”), CITICORP INTERNATIONAL LIMITED (HONG KONG), as Asian Administrative Agent, CITICORP NORTH AMERICA, INC., as Tranche B Term Loan Administrative Agent and as Collateral Agent, CITIGROUP GLOBAL MARKETS INC., as Joint Lead Arranger and Joint Lead Bookrunner, LEHMAN BROTHERS INC., as Joint Lead Arranger, Joint Lead Bookrunner and Syndication Agent, CREDIT SUISSE, as Documentation Agent, OVERSEA-CHINESE BANKING CORPORATION LIMITED, as Singaporean Managing Agent, and THE ROYAL BANK OF SCOTLAND, as Senior Managing Agent, as amended. Unless otherwise specified herein, all capitalized terms used in this Acknowledgment and Consent shall have the meaning ascribed to such terms in the Amendment No. 2, Consent And Waiver under the Credit Agreement or the Credit Agreement, as the context requires.

The Administrative Agents have requested that the Lenders consent to the waiver under and amendments to the Credit Agreement on the terms described in the Amendment No. 2, Consent And Waiver under the Credit Agreement, the form of which is attached hereto.

Pursuant to Section 13.1 of the Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment No. 2, Consent And Waiver, and authorizes the applicable Administrative Agent to execute and deliver the Amendment No. 2, Consent And Waiver on its behalf.

Very truly yours,

[Name of Lender]

By:
Name:
Title:

Dated as of April [    ], 2006

[SIGNATURE PAGE TO LENDER CONSENT TO AVAGO AMENDMENT NO. 2, CONSENT AND WAIVER]